PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2013
PRINCIPAL ACCOUNTING POLICIES
Basis of presentation

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

Consolidation

Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries, VIEs and VIEs’ subsidiaries. All significant transactions and balances between the Company, its subsidiaries, VIEs and VIEs’ subsidiaries have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

The Company has adopted the guidance codified in Accounting Standard Codification 810, Consolidations (“ASC 810”) on accounting for VIEs and their respective subsidiaries, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity in which it has a controlling financial interest. A VIE is an entity with one or more of the following characteristics: (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional financial support; (b) as a group, the holders of the equity investment at risk lack the ability to make certain decisions, the obligation to absorb expected losses or the right to receive expected residual returns, or (c) an equity investor has voting rights that are disproportionate to its economic interest and substantially all of the entity’s activities are on behalf of the investor. Accordingly, the financial statements of the following VIEs and VIEs’ subsidiaries are consolidated into the Company’s financial statements since July 1, 2003 or their respective date of establishment/acquisition, whichever is later:

The following is a summary of the Company’s major VIEs and VIEs’ subsidiaries:

Name of VIE and VIEs’ subsidiaries	Date of establishment/acquisition

Shanghai Ctrip Commerce Co., Ltd. (“Shanghai Ctrip Commerce”)	Established on July 18, 2000
Beijing Ctrip International Travel Agency Co., Ltd. (“Beijing Ctrip”)	Acquired on January 15, 2002
Guangzhou Ctrip International Travel Agency Co., Ltd. (“Guangzhou Ctrip”)	Established on April 28, 2003
Shanghai Ctrip International Travel Agency Co., Ltd. (“Shanghai Ctrip” formerly Shanghai Ctrip Charming International Travel Agency Co., Ltd.)	Acquired on September 23, 2003
Shenzhen Ctrip Travel Agency Co., Ltd. (“Shenzhen Ctrip”)	Established on April 13, 2004
Ctrip Insurance Agency Co., Ltd. (“Ctrip Insurance”)	Established on July 25, 2011
Shanghai Huacheng Southwest Travel Agency Co., Ltd. (“Shanghai Huacheng”)	Established on March 13, 2001
Chengdu Ctrip Travel Agency Co., Ltd. (“Chengdu Ctrip”)	Established on January 8, 2007
Chengdu Ctrip International Travel Agency Co., Ltd. (“Chengdu Ctrip International”)	Established on November 4, 2008

For the years ended December 31, 2011, 2012 and 2013, the Company is considered the primary beneficiary of a VIE or VIEs’ subsidiary and consolidated the VIE or VIEs’ subsidiary if the Company had variable interests, that will absorb the entity’s expected losses, receive the entity’s expected residual returns, or both.

In December 2009, the FASB issued Consolidations—Improvements to Financial Reporting by Enterprises Involved with VIEs which replaced the quantitative-based risks and rewards calculation for determining which reporting entity, if any, has a controlling financial interest in a variable interest entity with an approach focused on identifying which reporting entity has 1) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and 2) the obligation to absorb losses from or the right to receive benefits of the variable interest entity that could potentially be significant to the VIE. The Company adopted the new requirements effective January 1, 2010 and the adoption did not have a material impact on the Company’s consolidated financial statements for the year ended December 31, 2011, 2012 and 2013.

Major variable interest entities and their subsidiaries

Major variable interest entities and their subsidiaries

As of December 31, 2013, the Company conducts a part of its operations through a series of agreements with certain VIEs and VIEs’ subsidiaries as stated in above. These VIEs and VIEs’ subsidiaries are used solely to facilitate the Group’s participation in Internet content provision, advertising business, travel agency and air-ticketing services in the People’s Republic of China (“PRC”) where foreign ownership is restricted.

Shanghai Ctrip Commerce is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip Commerce holds a value-added telecommunications business license and is primarily engaged in the provision of advertising business on the Internet website. Two senior officers of the Company collectively hold 100% of the equity interest in Shanghai Ctrip Commerce. The registered capital of Shanghai Ctrip Commerce was RMB30,000,000 as of December 31, 2013.

Beijing Ctrip is a domestic company incorporated in Beijing, the PRC. Beijing Ctrip holds an air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. A senior officer of the Company and Shanghai Ctrip Commerce collectively hold 100% of the equity interest in Beijing Ctrip. The registered capital of Beijing Ctrip was RMB40,000,000 as of December 31, 2013.

Guangzhou Ctrip is a domestic company incorporated in Guangzhou, the PRC. Guangzhou Ctrip holds air transport sales agency license, domestic and cross-border travel agency license and is mainly engaged in the provision of air-ticketing services and packaged tour services. Two senior officers of the Company collectively hold 100% of the equity interest in Guangzhou Ctrip. The registered capital of Guangzhou Ctrip was RMB3,000,000 as of December 31, 2013.

Shanghai Ctrip is a domestic company incorporated in Shanghai, the PRC. Shanghai Ctrip holds domestic and cross-border travel agency licenses, air transport sales agency license and mainly provides domestic and cross-border tour services. In September 2012, the Company purchased of the ownership interests from the unrelated minority shareholder and effected a simultaneous reduction of capital of Shanghai Ctrip. Upon completion of the above transactions, a senior officer of the Company control 100% of the equity interest in Shanghai Ctrip. The registered capital of Shanghai Ctrip was RMB10,000,000  as of December 31, 2013.

Shenzhen Ctrip is a domestic company incorporated in Shenzhen, the PRC. Shenzhen Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Two senior officers of the Company collectively hold 100% of the equity interest in Shenzhen Ctrip. The registered capital of Shenzhen Ctrip was RMB2,500,000 as of December 31, 2013.

Ctrip Insurance is an insurance agency incorporated in Shanghai, the PRC. Ctrip Insurance was established in July 2011. Ctrip Insurance holds an insurance agency business license. Shanghai Ctrip Commerce and Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”) hold 100% of the equity interest in Ctrip Insurance. The registered capital of Ctrip Insurance was RMB50,000,000 as of December 31, 2013.

Shanghai Huacheng is a domestic company incorporated in Shanghai, the PRC. Shanghai Huacheng holds a domestic travel agency license and an air transport sales agency license and mainly provides domestic tour services and air-ticketing services. Shanghai Ctrip Commerce holds 100% of the equity interest in Shanghai Huacheng. The registered capital of Shanghai Huacheng was RMB69,950,000 as of December 31, 2013.

Chengdu Ctrip is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip holds air transport sales agency license and domestic travel agency license and is engaged in the provision of air-ticketing service. Shanghai Ctrip holds 100% of the equity interest in Chengdu Ctrip. The registered capital of Chengdu Ctrip was RMB11,500,000 as of December 31, 2013.

Chengdu Ctrip International is a domestic company incorporated in Chengdu, the PRC. Chengdu Ctrip International holds domestic and cross-border travel agency licenses, air transport sales agency license and mainly provides domestic and cross-border tour services. Shanghai Ctrip holds 100% of the equity interest in Chengdu Ctrip International. The registered capital of Chengdu Ctrip International was RMB2,000,000 as of December 31, 2013.

The capital injected by senior officers or senior officer’s family member are funded by the Company and are recorded as long-term business loans to related parties. The Company does not have any ownership interest in these VIEs and VIEs’ subsidiaries.

As of December 31, 2013, the Company has various agreements with its consolidated VIEs and VIEs’ subsidiaries, including loan agreements, exclusive technical consulting and services agreements, share pledge agreements, exclusive option agreements and other operating agreements.

Details of certain key agreements with the VIEs are as follows:

Powers of Attorney: Each of the shareholders of our affiliated Chinese entities signed an irrevocable power of attorney to appoint Ctrip Computer Technology (Shanghai) Co., Ltd. or another wholly owned subsidiary of ours, as attorney-in-fact to vote, by itself or any other person to be designated at its discretion, on all matters of our affiliated Chinese entities. Each power of attorney will remain effective during the existence of the applicable affiliated Chinese entity. The Power of Attorney shall remain effective as long as the applicable affiliated Chinese entity exists, and the shareholders of our affiliated Chinese entities are not entitled to terminate or amend the terms of the Power of Attorneys without prior written consent from us.

Amended and Restated Technical Consulting and Services Agreement: Ctrip Computer Technology, Ctrip Travel Network and Ctrip Travel Information provide our affiliated Chinese entities with technical consulting and related services and staff training and information services. We also maintain their network platforms. In consideration for our services, our affiliated Chinese entities agree to pay us service fees as calculated in such manner as determined by us from time to time based on the nature of service, which may be adjusted periodically. For 2013, our affiliated Chinese entities paid Ctrip Computer Technology and Ctrip Travel Network a quarterly fee based on the number of air tickets sold and the number of packaged-tour products sold in the quarter, at an average rate from RMB8 (US$1) to RMB85 (US$14) per ticket and from RMB27 (US$4) to RMB125 (US$21) per person per tour.  Although the service fees are typically determined based on the number of air tickets sold and packaged tour products sold, given the fact that the nominee shareholders of our affiliated Chinese entities have irrevocably appointed the employees of our subsidiaries to vote on their behalf on all matters they are entitled to vote on, we have the right to determine the level of service fees paid and therefore receive substantially all of the economic benefits of our affiliated Chinese entities in the form of service fees. The services fees paid by all of our affiliated Chinese entities as a percentage of their total net income were 77.7%, 82.7% and 105.9% for the years ended December 31, 2011, 2012 and 2013. The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a 30-day advance written notice to the applicable affiliate Chinese entity.

Amended and Restated Share Pledge Agreements: The shareholders of our affiliated Chinese entities have pledged their respective equity interests in our affiliated Chinese entities as a guarantee for the performance of all the obligations under the other contractual arrangements, including payment by our affiliated Chinese entities of the technical and consulting services fees to us under the amended and restated technical consulting and services agreements, repayment of the business loan under the amended and restated business loan agreements and performance of obligations under the amended and restated exclusive option agreements, each agreement as described herein. In the event any of our affiliated Chinese entity breaches any of its obligations or any shareholder of our affiliated Chinese entities breaches his/her obligations, as the case may be, under these agreements, we are entitled to enforce the equity pledge right and sell or otherwise dispose of the pledged equity interests, and retain the proceeds from such sale or require any of them to transfer his or her equity interest without consideration to the PRC citizen(s) designated by us. These amended and restated share pledge agreements came into effect on the day when the respective pledgors became shareholders of our affiliated Chinese entities, and shall expire two years after the pledgor and the affiliated Chinese entities no longer undertake any obligations under the above-referenced agreements.

Amended and Restated Business Loan Arrangements: Under the amended and restated business loan agreements we entered into with the shareholders of our affiliated Chinese entities, we extended long-term business loans to these shareholders of our affiliated Chinese entities with the sole purpose of providing funds necessary for the capitalization or acquisition of our affiliated Chinese entities. These loan amounts were injected into the affiliated Chinese entities as capitals and cannot be accessed for any personal uses. The amended and restated business loan agreements shall remain effective until the parties have fully performed their respective obligations under the agreement, and the shareholders of our affiliated Chinese entities have no right to unilaterally terminate these agreements. In the event that the PRC government lifts its substantial restrictions on foreign ownership of the air-ticketing, travel agency, or value-added telecommunications business in China, as applicable, we will exercise our exclusive option to purchase all of the outstanding equity interests of our affiliated Chinese entities, as described in the following paragraph, and the amended and restated business loan agreements will be cancelled in connection with such purchase. However, it is uncertain when, if at all, the PRC government will lift any or all of these restrictions.

Amended and Restated Exclusive Option Agreements: As consideration for our entering into the amended and restated business loan agreements described above, each of the shareholders of our affiliated Chinese entities has granted us an exclusive, irrevocable option to purchase, or designate one or more person(s) at our discretion to purchase, all of their equity interests in our affiliated Chinese entities at any time we desire, subject to compliance with the applicable PRC laws and regulations. We may exercise the option by issuing a written notice to the relevant affiliated Chinese entity. The purchase price shall be equal to the contribution actually made by the shareholder for the relevant equity interest. Therefore, if we exercise these options, we may choose to cancel the outstanding loans we extended to the shareholders of our affiliated Chinese entities pursuant to the amended and restated business loan agreements as the loans were used solely for equity contribution purposes.  The initial term of these agreements is 10 years and may be renewed automatically in 10-year terms unless we disapprove the extension. We retain the exclusive right to terminate the agreements at any time by delivering a written notice to the applicable affiliate Chinese entity.

The affiliated Chinese entities and their shareholders agree not to enter into any transaction that would affect the assets, obligations, rights or operations of the affiliated Chinese entities without the Company’s prior written consent. They also agree to accept the Company’s guidance with respect to day-to-day operations, financial management systems and the appointment and dismissal of key employees.

In addition, the Company also enters into amended and restated technical consulting and services agreements with its majority or wholly owned subsidiaries of the affiliated Chinese entities, such as Chengdu Ctrip and Chengdu Ctrip International, and these subsidiaries pay the Company service fees based on the level of services provided. The existence of such amended and restated technical consulting and services agreements provides the Company with the enhanced ability to transfer economic benefits of these majority or wholly owned subsidiaries of the affiliated Chinese entities to us in exchange for the services provided, and this is in addition to the Company’s existing ability to consolidate and extract the economic benefits of these majority or wholly owned subsidiaries of the affiliated Chinese entities (for instance, the affiliated Chinese entities may cause the economic benefits to be channeled to them in the form of dividends, which then may be further consolidated and absorbed by the Company through the contractual arrangements described above).

Risks in relation to contractual arrangements between the Company’s PRC subsidiaries and its affiliated Chinese entities:

The Company has been advised by Commerce & Finance Law Offices, its PRC legal counsel, that its contractual arrangements with its consolidated VIEs as described in the Company’s annual report are valid, binding and enforceable under the current laws and regulations of China. Based on such legal opinion and the management’s knowledge and experience, the Company believes that its contractual arrangements with its consolidated VIEs are in compliance with current PRC laws and legally enforceable. However, there may be in the event that the affiliated Chinese entities and their respective shareholders fail to perform their contractual obligations, the Company may have to rely on the PRC legal system to enforce its rights. The PRC legal system is based on written statutes. Prior court decisions may be cited for reference but have limited precedential value. Since 1979, PRC legislation and regulations have significantly enhanced the protections afforded to various forms of foreign investments in China. However, since the PRC legal system is still evolving, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit remedies available to us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention. Due to the uncertainties with respect to the PRC legal system, the PRC government authorities may ultimately take a view contrary to the opinion of its PRC legal counsel with respect to the enforceability of the contractual arrangements.

There are, however, substantial uncertainties regarding the interpretation and application of current or future PRC laws and regulations. Accordingly, the Company cannot be assured that the PRC government authorities will not ultimately take a view that is contrary to the Company’s belief and the opinion of its PRC legal counsel. If the contractual arrangements establishing the Company’s VIE structure are found to be in violation of any existing or future PRC laws or regulations, the relevant PRC government authorities will have broad discretion in dealing with such violation, including, without limitation, levying fines, confiscating our income or the income of our affiliated Chinese entities, revoking our business licenses or the business licenses of our affiliated Chinese entities, requiring us and our affiliated Chinese entities to restructure our ownership structure or operations and requiring us or our affiliated Chinese entities to discontinue any portion or all of our value-added telecommunications, air-ticketing, travel agency or advertising businesses. If the imposing of these penalties cause the Company to lose its rights to direct the activities of and receive economic benefits from its VIEs, which in turn may restrict the Company’s ability to consolidate and reflect in its financial statements the financial position and results of operations of its VIEs.

Summary financial information of the Group’s VIEs in the consolidated financial statements

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore the Company considers that there is no asset of a consolidated VIE that can be used only to settle obligations of the VIE, except for registered capital and PRC statutory reserves of the VIEs amounting to a total of RMB444 million as of December 31, 2013.  As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

Summary financial information of the VIEs, which represents consolidated financial information of the VIEs and their respective subsidiaries included in the accompanying consolidated financial statements, is as follows:

	As of December 31,
	2012	2013
	RMB	RMB
Total assets	3,724,911,506	5,982,258,881
Less: Inter-company receivables	(542,006,382)	(373,041,663)
Total assets excluding inter-company	3,182,905,124	5,609,217,218
Total liabilities	2,835,938,149	5,287,287,035
Less: Inter-company payables	(564,890,117)	(1,442,636,737)
Total liabilities excluding inter-company	2,271,048,032	3,844,650,298

As of December 31, 2012 and 2013, the VIEs’ assets mainly consisted of cash and cash equivalent (December 31, 2012: RMB1.4 billion, December 31, 2013: RMB 1.5 billion), short-term investment (December 31, 2012: RMB118 million, December 31, 2013: RMB 1.6 billion), accounts receivables (December 31, 2012: RMB754 million, December 31, 2013: RMB1.1 billion), and prepayments and other current assets (December 31, 2012: RMB534 million, December 31, 2013: RMB912 million). The inter-company receivables of RMB542 million and RMB373 million as of December 31, 2012 and 2013 mainly represented the cash paid by a VIE to one of the Company’s WFOEs for treasury cash management purpose.

As of December 31, 2012 and 2013, the VIEs’ liabilities mainly consisted of advance from customers (December 31, 2012: RMB1.2 billion, December 31, 2013: RMB2.1 billion), accounts payable (December 31, 2012: RMB792 million, December 31, 2013: RMB1.3 billion), taxes payable (December 31, 2012: RMB66 million, December 31, 2013: RMB46 million), salary and welfare payable (December 31, 2012: RMB78 million, December 31, 2013: RMB119 million), other payables and accruals (December 31, 2012: RMB79 million, December 31, 2013: RMB181 million). The inter-company payables as of December 31, 2012 and 2013 were RMB565 million and RMB1.4 billion, respectively, which primarily consisted of the payables due to Ctrip.com (Hong Kong) Limited (“Ctrip HK”), one of the Company’s wholly-owned subsidiaries, for its payment of overseas air tickets and tour packages on behalf of a VIE and another VIEs’ subsidiary and the service fees payable to the WFOEs under the technical consulting and services agreements, which are operational in nature from the VIEs and their subsidiaries’ perspectives.

	For the year ended December 31,
	2011	2012	2013
	RMB	RMB	RMB
Net revenues	1,923,643,591	2,465,286,325	3,137,211,893
Cost of revenues	461,223,883	644,886,101	904,328,902
Net income/ (loss)	206,213,884	198,929,052	(74,463,933)

As aforementioned, the VIEs mainly conduct air-ticketing, travel agency, advertising and value-added telecommunication businesses. Revenues from VIEs accounted for around 58% of the Company’s total revenues in 2013. The air-ticketing and packaged-tour revenues continued to increase in 2013, primarily driven by the increase in the air-ticketing volume and leisure travel volume.

The VIEs’ net income before the deduction of the inter-company consulting fee charges were RMB956 million, RMB1.1 billion and RMB1.3 billion for the years ended December 31, 2011, 2012 and 2013, respectively.

The amount of service fees paid by all the VIEs as a percentage of the VIEs’ total net income were 77.7%, 82.7%and 105.9% for the years ended December 31, 2011, 2012 and 2013, respectively.

The WFOEs are the sole and exclusive provider of technical consulting and related services and information services for the VIEs. Pursuant to the Exclusive Technical Consulting and Service Agreements, the VIEs pay service fees to the WFOEs based on the VIEs’ actual operating results. The WFOEs are entitled to receive substantially all of the net income and transfer a majority of the economic benefits in the form of service fees from the VIEs and VIEs’ subsidiaries to the WFOEs. The WFOEs did not request service fee payments of RMB201 million, RMB286 million from Chengdu Ctrip and Chengdu Ctrip International during the years ended December 31, 2011 and 2012, respectively, primarily for tax planning purpose. In 2013, Chengdu Ctrip and Chengdu Ctrip International started to pay service fee to WFOEs and the retained earnings of 2013 have been transferred to the WFOEs. For the undistributed earnings of 2011 and 2012, tax planning strategies are in place to support their enterprise income tax free treatment.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Foreign currencies

Foreign currencies

The Group’s reporting currency is RMB. The Company’s operations are conducted through the subsidiaries and VIEs where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into RMB.

Transactions denominated in currencies other than functional currencies are translated at the exchange rates quoted by the People’s Bank of China (the “PBOC”), the Hong Kong Association of Banks (the “HKAB”) or major Taiwan banks, prevailing or averaged at the dates of the transaction for PRC and Hong Kong subsidiaries and ezTravel respectively. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of income and comprehensive income. Monetary assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates quoted by the PBOC, HKAB or banks located in Taiwan at the balance sheet dates. All such exchange gains and losses are included in the statements of income.

Assets and liabilities of the group companies are translated from their respective functional currencies to the reporting currency at the exchange rates at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period. The exchange differences for the translation of group companies with non-RMB functional currency into the RMB functional currency are included in foreign currency translation adjustments, which is a separate component of shareholders’ equity on the consolidated financial statements.

Translations of amounts from RMB into US$ are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.0537 on December 31, 2013, representing the certificated exchange rate published by the Federal Reserve Board. No representation is intended to imply that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 31, 2013, or at any other rate.

Cash and cash equivalents

Cashand cash equivalents

Cash includes currency on hand and deposits held by financial institutions that can be added to or withdrawn without limitation. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts of cash and with original maturities from the date of purchase of generally three months or less.

Restricted cash

Restricted cash

Restricted cash represents cash that cannot be withdrawn without the permission of third parties. The Group’s restricted cash is substantially cash balance on deposit required by its business partners and commercial banks.

Short-term investment

Short-term investment

Short-term investments represent the investments issued by commercial banks or other financial institutions with a variable interest rate indexed to the performance of underlying assets within one year. The Company elected the fair value method at the date of initial recognition and carried these investments subsequently at fair value. Changes in the fair value are reflected in the consolidated statements of income and comprehensive income.

Long term loan receivable

Long term loan receivable

Long-term loan receivables are recorded at cost and compounded accrued interests as we do not intend to sell the security, or it is more likely than not that the company will not be required to sell the security before full recovery of our cost. The company evaluates the qualitative criteria to determine whether we expect to recover our cost.

Land use rights

Land use rights

Land use rights represent the prepayments for usage of the parcels of land where the office buildings are located, are recorded at cost, and are amortized over their respective lease periods (usually over 40 to 50 years).

Property, equipment and software

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the following estimated useful lives, taking into account any estimated residual value:

Building	20-30 years
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets
Website-related equipment	5 years
Computer equipment	3-5 years
Furniture and fixtures	3-5 years
Software	3-5 years

Construction in progress is stated at cost. Construction in progress mainly refers to costs associated with the information and technology center in Chengdu before the buildings are put into service. All direct costs related to the new buildings are capitalized as construction in progress until it is substantially completed and available for use.

Investments

Investments

The Company investments include cost method investment, equity method investments and available-for-sale investments in certain publicly traded companies and privately-held companies.

Cost method is used for investments over which the Company does not have the ability to exercise significant influence.  Gain or losses are realized when such investments are sold or when dividends are declared or payments are recognized.  In October, 2013, the company contributed 5% equity shares in Zhong An Online Property Insurance Co., Ltd.  In December 2013, the Company acquired approximately 4% equity shares in Keystone Lodging Holdings Limited (“Keystone”), which in 2013 merged with 7 Days Group Holdings Limited (“7 Days”), a leading economy hotel chain based in China. Cost method of accounting was applied to both transactions due to lack of ability to exercise significant influence (Note 8).

The Company applies equity method in accounting for our investments in entities in which the Company has the ability to exercise significant influence but does not own a majority equity interest or otherwise controls.  In 2008, the Company acquired equity interest in Home Inns & Hotels Management Inc. (“Home Inns”) and on May 21, 2009, the Company started to have the ability to exercise significant influence and meeting requirement to apply equity method of accounting (Note 8).  In May, 2012, the Company sold 51% equity of Starway Hotels (Hong Kong) Limited (“Starway Hong Kong”) and recorded the 49% of retained non-controlling interests following the equity method of accounting. In November, 2013, the Company further sold the remaining 49% equity interest of Starway Hong Kong (Note 8). In November, 2013, the Company acquired 35% equity shares in Shanghai Yishang Network Technology Co., Ltd(“Yishang Network”) with a cash consideration of RMB13 million along with a contingent consideration, resulting in the Company possessing the ability to exercise significant influence and meeting requirement to apply equity method of accounting (Note 8).  Unrealized gains on transactions between the Company and the affiliated entity are eliminated to the extent of the Company’s interest in the affiliated entity; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. The Company assesses the contingent consideration on the equity method investments in accordance with ASC 323, “Investments - Equity Method and Joint Ventures”, where the Company assesses the fair value of the investment to determine the contingent consideration to be recorded as liability (Note 8). The initial liability recorded will be part of the equity investment cost, and subsequently upon resolution of the contingency, the fair value of the consideration paid should be compared to the initial liability recorded.  If the consideration paid exceeds the liability initially recorded, that amount shall be recognized as an additional cost of the investment, otherwise that amount shall reduce the cost of the investment.

The Company classifies its investments in debt and equity securities into one of three categories and accounts for these as follows: (i) debt securities that the Company has the positive intent and the ability to hold to maturity are classified as “held to maturity” and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as “trading securities” with unrealized holding gains and losses included in earnings; (iii) debt and equity securities not classified as held to maturity or as trading securities are classified as “available-for-sale” and reported at fair value. The Company has designated its investment in commons shares of China Lodging Group, Limited (“Hanting”) as available-for-sale equity securities and its investment in convertible redeemable preferred shares (“Preferred Share”) of eHi Auto Services Limited(“eHi”), Easy Go Inc.(“Easy Go”), Dining Secretary China Limited (“Dining Secretary”) and Happy City Holdings Limited(“Happy City”) as available-for-sale debt securities in accordance with Accounting Standard Codification (“ASC”) 320-10, respectively (Note 8).  Unrealized gains and losses on available-for-sale securities are excluded from earnings and reported as accumulated other comprehensive income (loss), net of tax. Realized gains or losses are charged to earnings during the period in which the gains or losses are realized.

The Company monitors its investments for other-than-temporary impairment by considering factors including, but not limited to, current economic and market conditions, the operating performance of the companies including current earnings trends and other company-specific information.

Fair value measurement of financial instruments

Fair value measurement of financial instruments

Financial instruments of the Group primarily comprise of cash and cash equivalents, restricted cash, short-term investments, accounts receivable, due from related parties, available-for-sale investments, accounts payable, due to related parties, advances from customers, short-term bank borrowings, other short-term liabilities and long-term debts. As of December 31, 2012 and 2013, carrying values of these financial instruments except for short-term investments and available-for-sale investments approximated their fair values because of their generally short maturities, and the carrying value of the long-term debts also approximates their fair value, as they bear interest at rates determined based on prevailing interest rates in the market. The Company reports short-term investments and available-for-sale investments at fair value at each balance sheet date and changes in fair value are reflected in the statements of income and comprehensive income.

The Company does not have any financial liabilities which must be measured at fair value on a recurring basis.

We measure our financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect the management’s assumptions about the assumptions that market participants would use in pricing the asset. The management develops these inputs based on the best information available, including the own data.

Business combination and Acquisitions

Business combination

U.S. GAAP requires that all business combinations be accounted for under the purchase method. From January 1, 2009, the Group adopted ASC 805, “Business combinations”. Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of the (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the consolidated statements of income and comprehensive income.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of products and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

From January 1, 2009, following the adoption of ASC 810, “Consolidation”, the Company also renamed the minority interests to non-controlling interests and reclassified it on the consolidated balance sheet from the mezzanine section between liabilities and equity to a separate line item in shareholders’ equity. The Company has applied the presentation and disclosure requirements retrospectively for all period presented.

Acquisitions

Wing On Travel

In May 2010, to develop and expand our overseas business, our wholly-owned subsidiary C-Travel, a Cayman Island company, successfully completed the transaction to acquire 90% of the issued share capital of Wing On Travel’s travel service segment, a Hong Kong based travel service provider that offers packaged-tours as well as air tickets and hotel reservation services. We obtained control over Wing On Travel and have consolidated its financial statements since then. The total purchase price for the transaction is approximately RMB598 million (US$88 million). The cash payment is approximately RMB454 million (approximately US$68 million) after the Company assumed net current liability of Wing On Travel as of acquisition date. In February, 2012, Ctrip acquired the remaining 10% of the issued share capital of Wing On Travel’s travel service segment as operated through HKWOT (BVI) Limited, at a consideration of approximately RMB60 million (US$9.4 million). The purchase of the remaining 10% non-controlling interests was initiated by the Company is treated as an equity transaction.  The difference between the book value of the 10% non-controlling interests and the cash consideration of Rmb21.7 million was recorded as additional paid in capital. Upon completion of this share purchase, Ctrip holds 100% of the share capital of Wing On Travel. Based on the Company’s assessment, financial results of Wing On Travel is not considered material to the Group for the years ended December 31, 2012 and 2013.

A B2B Hotel Reservation Company

In August, 2013, the Company completed the transaction to acquire controlling shares of a B2B hotel reservation company, through which the Company expects to further enrich its hotel products and to expand in hotel business. The purchase consideration is approximately RMB46 million (US$8 million). The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based in part on independent appraisal reports as well as its experience with purchasing similar assets and liabilities in similar industries. Approximately RMB72 million (US$12 million) excess of the purchase price over the fair value of the identifiable assets and liabilities acquired is recorded as goodwill. The financial results of the acquired entity have been included in the Company’s consolidated financial statements since the acquisition date and were not significant for the Company for the year ended December 31, 2013.

A Wholesaler Operated Hotel Reservation and Air Ticketing Services

In August, 2013, the Company completed the transaction to acquire 100% of the share capital of a wholesaler operated hotel reservation and air ticketing services, which the Company expects to complement its existing business and achieve significant synergies. The purchase consideration is HK$120 million (US$16 million). The Company makes estimates and judgments in determining the fair value of the acquired assets and liabilities, based in part on independent appraisal reports as well as its experience with purchasing similar assets and liabilities in similar industries. Approximately RMB44 million (US$7 million) excess of the purchase price over the fair value of the identifiable assets and liabilities acquired is recorded as goodwill. The financial results of the acquired entity have been included in the Company’s consolidated financial statements since the acquisition date and were not significant for the Company for the years ended December 31, 2013.

Other acquisitions

From time to time, the Company selectively acquired or invested in businesses that complement our existing business, and will continue to do so in the future. Other than disclosed above, none of such acquisitions or investments is material to our businesses or financial results.

Goodwill and other intangible assets

Goodwill and other intangible assets

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets and liabilities acquired as a result of the Company’s acquisitions of interests in its subsidiaries and consolidated VIEs.

Goodwill is not amortized but is reviewed at least annually for impairment or earlier, if an indication of impairment exists. Recoverability of goodwill is evaluated using a two-step process. In the first step, the fair value of a reporting unit is compared to its carrying value. If the fair value of a reporting unit exceeds the carrying value of the net assets assigned to a reporting unit, goodwill is considered not impaired and no further testing is required. If the carrying value of the net assets assigned to a reporting unit exceeds the fair value of a reporting unit, the second step of the impairment test is performed in order to determine the implied fair value of a reporting unit’s goodwill. Determining the implied fair value of goodwill requires valuation of a reporting unit’s tangible and intangible assets and liabilities in a manner similar to the allocation of purchase price in a business combination. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, goodwill is deemed impaired and is written down to the extent of the difference. The Company estimates total fair value of the reporting unit using discounted cash flow analysis, and makes assumptions regarding future revenue, gross margins, working capital levels, investments in new products, capital spending, tax, cash flows, and the terminal value of the reporting unit.

As of December 31, 2013, the step one analysis performed indicated that the fair value of the Company’s reporting units was substantially greater than the respective carrying value. There was no impairment of goodwill during the years ended December 31, 2013, 2012 and 2011. Each quarter the Company reviews the events and circumstances to determine if goodwill impairment may be indicated.

Separately identifiable intangible assets that have determinable lives continue to be amortized and consist primarily of non-compete agreements, customer list, supplier relationship, technology patent and a cross-border travel agency license as of December 31, 2012 and 2013. The Company amortizes intangible assets on a straight-line basis over their estimated useful lives, which is three to ten years. The estimated life of amortized intangibles is reassessed if circumstances occur that indicate the life has changed. Other intangible assets that have indefinite useful life primarily include trademark and domain names as of December 31, 2012 and 2013. The Company evaluates indefinite-lived intangible assets each reporting period to determine whether events and circumstances continue to support an indefinite useful life. If an intangible asset that is not being amortized is subsequently determined to have a finite useful life, the asset is tested for impairment.

The Company reviews intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable, and also reviews intangible assets with indefinite lives annually for impairment.

No impairment on other intangible assets was recognized for the years ended December 31, 2011, 2012 and 2013.

Impairment of long-lived assets

Impairment of long-lived assets

Long-lived assets (including intangible with definite lives) are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Reviews are performed to determine whether the carrying value of asset group is impaired, based on comparison to undiscounted expected future cash flows. If this comparison indicates that there is impairment, the Group recognizes impairment of long-lived assets to the extent the carrying amount of such assets exceeds the fair value.

No impairment of long-lived assets was recognized for the years ended December 31, 2011, 2012, and 2013.

Accrued liability for customer reward program

Accrued liability for customer reward program

The Group’s customers participate in a reward program, which provides travel awards and other gifts to members based on accumulated membership points that vary depending on the services rendered and fees paid. The estimated incremental costs to provide free travel and other gifts are recognized as sales and marketing expense in the statements of income and comprehensive income and accrued for as a current liability as members accumulate points. As members redeem awards or their entitlements expire, the accrued liability is reduced correspondingly. As of December 31, 2012, and 2013, the Group’s accrued liability for its customer reward program amounted to RMB218 million and RMB285 million, respectively, based on the estimated liabilities under the customer reward program. Our expenses for the customer rewards program were approximately RMB128 million, RMB157 million and RMB203 million for the years ended December 31, 2011, 2012 and 2013.

Deferred revenue

Deferred revenue

In 2011, the Group launched a coupon program, through which the Group provides coupons for customers who book selected hotels online through website. Customers who use the coupons receive credits in their virtual cash accounts upon check-out from the hotels and reviews for hotels submitted. Customers may redeem the amount of credits in their virtual cash account in cash, voucher, or mobile phone credit. In accordance with ASC 605-50 “Revenue Recognition: Customer Payments and Incentives”, the Group accounts for the estimated cost of future usage of coupons as contra-revenue or sales and marketing expenses in the consolidated statements.

Revenue recognition

Revenue recognition

The Group conducts its principal businesses in Great China Area primarily through Ctrip Computer Technology (Shanghai) Co., Ltd. (“Ctrip Computer Technology”), Ctrip Travel Information Technology (Shanghai) Co., Ltd. (“Ctrip Travel Information”), Ctrip Travel Network Technology (Shanghai) Co., Ltd. (“Ctrip Travel Network”), Ctrip Information Technology (Nantong) Co., Ltd. (“Ctrip Information Technology”), ezTravel and Wing On Travel. Some of the operations of Ctrip Computer Technology and Ctrip Travel Network are conducted through a series of services and other agreements with the VIEs and VIE subsidiaries.

Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and the VIEs are subject to business tax and related surcharges on the provision of taxable services in the PRC, which include hotel reservation and ticketing services provided to customers. In the statements of income and comprehensive income, business tax and related surcharges are deducted from revenues to arrive at net revenues.

In November 2011, the Ministry of Finance released Circular Caishui [2011] No. 111 mandating Shanghai to carry out a pilot program of tax reform. Effective January 1, 2012, selected entities within modern service industries will switch from a business tax payer to a value-added tax (‘‘VAT’’) payer. In May 2013, the Ministry of Finance released Circular Caishui [2013] No. 37 to extend the tax reform nationwide. Effective August 1, 2013, entities within transportation service and selected modern service industries will switch from a business tax payer to a value-added tax (“VAT”) payer. The Company expects such tax reform will not have material impact on its consolidated financial statements.

Hotel reservation services

The Group receives commissions from travel suppliers for hotel room reservations through the Group’s transaction and service platform. Commissions from hotel reservation services rendered are recognized after hotel customers have completed their stay at the applicable hotel and upon confirmation of pending payment of the commissions by the hotel. Contracts with certain travel suppliers contain incentive commissions typically subject to achieving specific performance targets and such incentive commissions are recognized when it is reasonably assured that the Group is entitled to such incentive commissions. The Group generally receives incentive commissions from monthly arrangements with hotels based on the number of hotel room reservations where customers have completed their stay. The Group presents revenues from such transactions on a net basis in the statements of income and comprehensive income as the Group, generally, does not assume inventory risks and has no obligations for cancelled hotel reservations.

Ticketing services

Ticketing services revenues mainly represent revenues from reservations of air tickets, railway tickets and other related services. The Group receives commissions from travel suppliers for ticketing services through the Group’s transaction and service platform under various services agreements. Commissions from ticketing services rendered are recognized after tickets are issued. The Group presents revenues from such transactions on a net basis in the statements of income as the Group, generally, does not assume inventory risks and has no obligations for cancelled airline ticket reservations. Loss due to obligations for cancelled airline ticket reservations is minimal in the past.

Packaged-tour

The Group receives referral fees from travel product providers for packaged-tour products and services through the Group’s transaction and service platform. Referral fees are recognized as commissions on a net basis after the packaged-tour service are rendered and collections are reasonably assured.

Shanghai Ctrip, Beijing Ctrip, Guangzhou Ctrip, Shenzhen Ctrip and Wing On Travel conduct domestic and cross-border travel tour services. Revenues, mainly referral fees, are recognized as commissions on a net basis after the services are rendered. In cases where these entities undertake the majority of the business risks and acts as principal related to the travel tour services provided, revenues are recognized at gross amounts received from customers after the services are rendered. Loss due to obligations from cancelled travel services of such principal arrangement is minimal in the past.

Corporate travel

Corporate travel management revenues primarily include commissions from air ticket booking, hotel reservation and packaged-tour services rendered to corporate clients. The Group contracts with corporate clients based on service fee model. Travel reservations are made via on-line and off-line services for air tickets, hotel and package-tour. Revenue is recognized on a net basis after the services are rendered, e.g. air tickets are issued, hotel stays or packaged-tour are completed, and collections are reasonably assured.

Other businesses

Other businesses comprise primarily of Internet-related advertising services, the sale of Property Management System (“PMS”), and related maintenance service, commissions from train tickets booking and money exchange transaction services.

Shanghai Ctrip Commerce receives advertising revenues, which principally represent the sale of banners or sponsorship on the website from customers. Advertising revenues are recognized ratably over the fixed term of the agreement as services are provided.

Software Hotel Information conducts sale of PMS and related maintenance service. The sale of PMS is recognized upon customer acceptance. Maintenance service is recognized ratably over the term of the maintenance contract on a straight-line basis.

Allowance for doubtful accounts

Allowance for doubtful accounts

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company reviews on a periodic basis for doubtful accounts for the outstanding trade receivable balances based on historical experience and information available. Additionally, we make specific bad debt provisions based on (i) our specific assessment of the collectability of all significant accounts; and (ii) any specific knowledge we have acquired that might indicate that an account is uncollectible. The facts and circumstances of each account may require us to use substantial judgment in assessing its collectability. The following table summarized the details of the Company’s allowance for doubtful accounts:

	2011	2012	2013
	RMB	RMB	RMB
Balance at beginning of year	5,718,742	4,974,138	4,351,963
Provision for doubtful accounts	185,443	376,164	2,842,681
Write-offs	(930,047)	(998,339)	(1,297,741)
Balance at end of period	4,974,138	4,351,963	5,896,903

Cost of revenues

Cost of revenues

Cost of revenues consists primarily of payroll compensation of customer service center personnel, telecommunication expenses, credit card service fee, direct cost of principal travel tour services, depreciation, rentals and related expenses incurred by the Group’s transaction and service platform which are directly attributable to the rendering of the Group’s travel related services and other businesses.

Product development

Product development

Product development expenses include expenses incurred by the Group to develop the Group’s travel supplier networks as well as to maintain, monitor and manage the Group’s transaction and service platform. The Group recognizes website, software and mobile applications development costs in accordance with ASC 350-50 “Website development costs” and ASC 350-40 “Software — internal use software” respectively. The Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and mobile applications or the development of software or mobile applications for internal use and websites content.

Sales and marketing

Sales and marketing

Sales and marketing expenses consist primarily of costs of payroll and related compensation for the Company’s sales and marketing personnel, advertising expenses, and other related marketing and promotion expenses. Advertising expenses, amounting to RMB163,324,295, RMB275,501,438 and RMB537,757,200 for the years ended December 31, 2011, 2012 and 2013 respectively, are charged to the statements of income as incurred.

Share-based compensation

Share-based compensation

Under ASC 718, the Company applied the Black-Scholes valuation model in determining the fair value of options granted. Risk-free interest rates are based on US Treasury yield for the terms consistent with the expected life of award at the time of grant. Expected life is based on historical exercise patterns, for options granted before 2008 which the Company has historical data of and believes are representative of future behavior. For options granted since 2008, the Company used simplified method to estimate its expected life. Expected dividend yield is determined in view of the Company’s historical dividend payout rate and future business plan. The Company estimates expected volatility at the date of grant based on historical volatilities. The Company recognizes compensation expense on all share-based awards on a straight-line basis over the requisite service period. Forfeiture rate is estimated based on historical forfeiture patterns and adjusted to reflect future change in circumstances and facts, if any. If actual forfeitures differ from those estimates, we may need to revise those estimates used in subsequent periods.

ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

According to ASC 718, the Company classifies options or similar instruments as liabilities if the entity can be required under any circumstances to settle the option or similar instrument by transferring cash or other assets and such cash settlement is probable.  The percentage of the fair value that is accrued as compensation cost at the end of each period shall equal the percentage of the requisite service that has been rendered at that date.  Changes in fair value of the liability classified award that occur during the requisite service period shall be recognized as compensation cost over that period.  Changes in fair value that occur after the end of the requisite service period are compensation cost of the period in which the changes occur. Any difference between the amount for which a liability award is settled and its fair value at the settlement date as estimated is an adjustment of compensation cost in the period of settlement.

Share incentive plans

On November 5, 2004, the Company’s board of directors adopted a 2005 Employee’s Stock Option Plan (“2005 Option Plan”). The 2005 Option Plan was approved by the shareholders of the Company in October 2005. The Company has reserved 3,000,000 ordinary shares for future issuances of options under the 2005 Option Plan. The terms of the 2005 Option Plan are substantially similar to the Company’s 2003 Option Plan. As of December 31, 2012 and 2013, 829,409 and 587,596 options were outstanding under the 2005 Option Plan respectively.

On October 17, 2007, the Company adopted a 2007 Share Incentive Plan (“2007 Incentive Plan”), which was approved by the shareholders of the Company on June 15, 2007. Under the 2007 Incentive Plan, the maximum aggregate number of shares, which may be issued pursuant to all share-based awards (including Incentive Share Options and Restricted Share Units (“RSU”)), is one million ordinary shares as of the first business day of 2007, plus an annual increase of one million shares to be added on the first business day of each calendar year beginning in 2008 to 2016. Under the 2007 Incentive Plan, the directors may, at their discretion, grant any employees, officers, directors and consultants of the Company and/or its subsidiaries such share-based awards. Shares options granted under 2007 Incentive Plan are vested over a period of 4 years. RSUs granted under 2007 Incentive Plan have a restricted period for 4 years. As of December 31, 2012 and 2013, 3,090,126 and 3,543,136 options and 646,301 and 623,424 RSUs were outstanding under the 2007 Incentive Plan.

Option modification

In February 2009, the Board of Directors approved an option modification to reduce the exercise price of all outstanding unvested options that were granted by the Company in 2007 and 2008 to the then fair market value of ordinary shares underlying such options with a new vesting period ranging from three years to four years. The then fair market value was based on the closing price of our ADSs traded on the Nasdaq as of February 10, 2009, which was the last trading day prior to the board approval. Other terms of the option grants remain unchanged. Total options modified amount to 1.6 million. All eligible option grantees affected by such changes had entered into amendments to their original share option agreements with the Company. The Company took a modification charge for the incremental compensation cost of approximately US$15 million over the remaining vesting periods of three years to four years of the modified options.

In December 2009, the Board of Directors approved an option modification to extend the expiration dates of all stock options granted in 2005 and 2006 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 0.6 million, which were fully vested. The Company had taken a modification charge for the incremental compensation cost of US$2.6 million in 2009, the period in which the modification occurred.

In February 2010, the compensation committee approved an option modification to extend the expiration dates of all stock options granted in and after 2007 to eight years after the respective original grant dates of these options. Other terms of the option grants remain unchanged. Total options modified amount to 2.8 million, which includes 2.3 million related to the unvested options and 0.5 million related to the vested options. The Company has taken a modification charge for the incremental compensation cost of US$2.2 million in 2010 for fully vested options and expects to take approximately US$2.7 million incremental cost for unvested options over their respective remaining vesting period.

In January 2012, the compensation committee passed a resolution to replace all options that previously granted under the 2007 incentive plan but with exercise price above $120.00 per ordinary share, with maximum of 518,017 restricted share units (RSU) of the Company based on the conversion ratio at 4:1 (“the Replacement”). The total options modified approximate 1.9 million and the Company incurred no incremental cost for such modification.

A summary of option activity under the share option plans

The following table summarized the Company’s share option activity under all the option plans (in US$, except shares):

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2010	4,414,481	67.71	5.98	415,360,566
Granted	1,375,345	136.86
Exercised	(207,142)	38.12
Forfeited	(149,143)	115.98
Outstanding at December 31, 2011	5,433,541	85.02	5.59	144,827,231
Granted	961,980	79.55
Exercised	(502,991)	29.39
Forfeited	(71,623)	136.67
Converted to RSU in January 2012	(1,901,372)	91.8
Outstanding at December 31, 2012	3,919,535	64.81	5.14	57,772,345
Granted	945,106	79.70
Exercised	(660,459)	48.05
Forfeited	(73,450)	91.75
Outstanding at December 31, 2013	4,130,732	70.42	4.99	528,988,489
Vested and expect to vest at December 31, 2013	3,982,976	69.95	4.92	511,937,931
Exercisable at December 31, 2013	2,283,785	60.18	3.58	315,856,509

The Company’s current practice is to issue new shares to satisfy share option exercises.

The expected-to-vest options are the result of applying the pre-vesting forfeiture rate assumptions of 8% to total unvested options.

The aggregate intrinsic value in the table above represents the total intrinsic value (the aggregate difference between the Company’s closing stock price of US$198.48 as of December 31, 2013 and the exercise price for in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2013.

The total intrinsic value of options exercised during the years ended December 31, 2011, 2012 and 2013 were US$25 million US$34 million and US$99 million, respectively.

The following table summarizes information related to outstanding and exercisable options as of December 31, 2013 (in US$, except shares):

	Outstanding			Exercisable
Range of Exercise Prices	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)	Number of shares	Weighted-Average Exercise Price	Weighted-average Remaining Contractual Life (Years)
23.00-34.99	1,125	30.50	0.12	1,125	30.50	0.12
35.00-44.99	1,353,069	38.06	3.08	1,353,069	38.06	3.08
45.00-58.99	157,558	58.39	1.12	157,558	58.39	1.12
59.00-77.99	1,358,411	76.78	6.98	98,324	70.69	6.43
78.00-96.99	731,131	91.36	5.24	374,298	94.61	4.28
97.00-129.99	466,500	106.12	5.61	257,333	108.79	5.40
130.00-159.99	62,938	151.78	5.17	42,078	150.76	5.10
	4,130,732			2,283,785

The weighted average fair value of options granted during the years ended December 31, 2011, 2012 and 2013 was US$64.79, US$38.01 and US$38.40 per share, respectively.

As of December 31, 2013, there was US$78 million of total unrecognized compensation cost, net of estimated forfeitures, related to unvested share options which are expected to be recognized over a weighted average period of 2.6 year. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures. For the year ended December 31, 2013, total cash received from the exercise of share options amounted to RMB180,261,090  (approximately US$30 million).

The Company calculated the estimated fair value of share options on the date of grant using the Black-Scholes pricing model with the following assumptions for the years ended December 31, 2011, 2012 and 2013:

	2011	2012	2013
Risk-free interest rate	0.81% - 2.11%	0.71%-1.05%	0.69%-0.87%
Expected life (years)	5.0	5.0	5.0
Expected dividend yield	0%	0%	0%
Volatility	53%-55%	56%	56%
Fair value of options at grant date per share	from US$48.69 to US$74.39	from US$33.44 to US$42.18	from US$37.96 to US$39.69

A summary of RSUs activities under the share option plans

The Company granted 188,407, 164,976 and 259,365 RSUs to employees with 4 year requisite service period for the years ended December 31, 2011, 2012 and 2013, respectively. In additional, pursuant to the Replacement mentioned above, another 475,343 RSUs replaced the 1,901,372 options initially granted under the 2007 incentive plan.

The following table summarized the Company’s RSUs activities under all option plans (in US$, except shares):

	Number of Shares	Weighted average grant date fair value(US$)
Restricted shares
Outstanding at December 31, 2011	190,916	130.29
Granted	164,976	82.34
Converted from option in January 2012	475,343	—
Exercised	(124,644)	129.84
Forfeited	(60,290)	128.27
Unvested at December 31, 2012	646,301	101.30	*
Granted	259,365	79.23
Exercised	(224,939)	118.54
Forfeited	(57,303)	85.40
Unvested at December 31, 2013	623,424	83.60	*

* It does not include the impact of restricted shares converted from option.

Total share-based compensation cost for the RSUs amounted to US$22.5million, US$12.5 million and US$13.2 million for the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2013, there was US$31 million unrecognized compensation cost, net of estimated forfeitures, related to unvested restricted shares, which are to be recognized over a weighted average vesting period of 2.3 years. Total unrecognized compensation cost may be adjusted for future changes in estimated forfeitures.

Operating leases

Operating leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Payments made under operating leases net of any incentives received by the Group from the leasing company are charged to the statements of income on a straight-line basis over the lease periods.

Taxation

Taxation

Deferred income taxes are provided using the balance sheet liability method. Under this method, deferred income taxes are recognized for the tax consequences of significant temporary differences by applying enacted statutory rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period enacted. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered unlikely that some portion of, or all of, the deferred tax assets will not be realized.

Effective January 1, 2007, the Company adopted ASC 740, “Income Taxes”. It clarifies the accounting for uncertainty in income taxes recognized in the Company’s consolidated financial statements and prescribes a more likely than not threshold for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, accounting for income taxes in interim periods, and income tax disclosures.

As of both December 31, 2012 and 2013, the Company did not record any liability for uncertain tax positions. The Company’s policy is to recognize, if any, tax related interest as interest expenses and penalties as general and administrative expenses. For 2013, the Company did not have any interest and penalties associated with tax positions.

Other income (net)

Other income(net)

Other income primarily consists of financial subsidies, investment income and foreign exchange gains/(losses). Financial subsidies from local PRC government authority were recorded as other income in the consolidated statements of income. There are no defined rules and regulations to govern the criteria necessary for companies to enjoy such benefits and the amount of financial subsidy are determined at the discretion of the relevant government authority. Financial subsidies are recognized as other income when received. Components of other income for the years ended December 31, 2011, 2012 and 2013 were as follows:

	2011	2012	2013
	RMB	RMB	RMB
Financial subsidies	72,791,093	90,280,139	119,697,248
Foreign exchange gains/(losses)	34,879,388	(9,781,057)	32,523,857
Reimbursement from the depository	8,080,557	7,914,706	17,507,842
Loss from disposal of property, equipment and software	(3,379,449)	(653,191)	(11,946,443)
Gain on disposal of cost method investment	—	—	4,014,829
Gain on disposal of equity investment	—	—	592,742
Gain on deconsolidation of subsidiaries	—	44,432,052	—
Others	5,252,136	(1,904,706)	732,299
Total	117,623,725	130,287,943	163,122,374

Statutory reserves

Statutory reserves

The Company’s PRC subsidiaries and the VIEs are required to allocate at least 10% of their after-tax profit to the general reserve in accordance with the PRC accounting standards and regulations. The allocation to the general reserve can be stopped if such reserve has reached 50% of the registered capital of each company. Appropriations to the enterprise expansion fund, staff welfare and bonus fund are at the discretion of the board of directors of Ctrip Computer Technology, Ctrip Travel Information, Ctrip Travel Network, Ctrip Information Technology and Software Hotel Information, the subsidiaries of the Company. Appropriations to discretionary surplus reserve are at the discretion of the board of directors of the VIEs. These reserves can only be used for specific purposes and are not transferable to the Company in form of loans, advances, or cash dividends. During the years ended December 31, 2011, 2012, and 2013, appropriations to statutory reserves have been made of RMB3,408,849, RMB3,371,696, and RMB13,500,462, respectively. The Company’s subsidiary in Taiwan, ezTravel, is required to allocate 10% of its after-tax profit to the statutory reserve in accordance with the Taiwan regulations. During the years ended December 31, 2012 and 2013, appropriations to statutory reserves equivalent to RMB1,801,148, and RMB1,726,256 have been made, respectively. There is no such regulation of providing statutory reserve in Hong Kong.

Dividends

Dividends

Dividends are recognized when declared.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC accounting standards and regulations. The Company’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves. Additionally, as the Company does not have any direct ownership in the VIEs, the VIEs cannot directly distribute dividends to the Company. The PRC government imposes control over its foreign currency reserves in part through direct regulation of the conversion of RMB into foreign exchange and through restrictions on foreign trade. As substantially all of our revenues are in RMB, any restrictions on currency exchange may limit our ability to use revenue generated in RMB to fund our business activities outside China or to make dividend payments in U.S. dollars. Restricted net assets of the Company’s PRC subsidiaries and VIEs not distributable in the form of dividends to the parent as a result of the aforesaid PRC regulations and other restrictions were RMB1.3 billion as of December 31, 2013.

As a result of the aforementioned PRC regulation and the Company’s organizational structure, accumulated profits of the subsidiaries in PRC distributable in the form of dividends to the parent as of December 31, 2011, 2012 and 2013 were RMB2.9 billion, RMB3.6 billion and RMB4.6 billion, respectively. The Company’s PRC subsidiaries and VIEs are able to enter into royalty and trademark license agreements or certain other contractual arrangements at the discretion of the Company without third party consent, for which the compensatory element of the arrangement is excluded from the accumulated profits.

Effective January 1, 2008, current CIT Law imposes a 10% withholding income tax for dividends distributed by foreign invested enterprises to their immediate holding companies outside mainland China. A lower withholding tax rate will be applied if there is a tax treaty arrangement between mainland China and the jurisdiction of the foreign holding company. Distributions to holding companies in Hong Kong that satisfy certain requirements specified by PRC tax authorities, for example, will be subject to a 5% withholding tax rate.

On June 13, 2012, the Company announced that the board of the Company has approved dividend distribution of US$300 million from its PRC subsidiaries to fund a new share repurchase program whereby Ctrip may purchase its own American depositary shares (“ADSs”). This dividend distribution was a one-time event out of the Company’s normal business course, and withholding tax is recorded only for such transaction accordingly. The PRC withholding tax amounted US$15 million was recorded in the Company’s 2012 financial results (Note 15).

Earnings per share

Earnings per share

In accordance with “Computation of Earnings Per Share”, basic earnings per share is computed by dividing net income attributable to common shareholders by the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated by dividing net income attributable to common shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Dilutive ordinary equivalent shares consist of ordinary shares issuable upon the exercise of outstanding share options (using the treasury stock method).

Treasury stock

Treasury stock

On July 30, 2008 and September 30, 2008 our board of directors and shareholders respectively approved a US$15 million share repurchase plan. On September 29, 2011, our board of directors approved another US$100 million share repurchase plan. And on June 13, 2012, our board of directors approved a US$300 million share repurchase plan. The share-repurchase programs do not require the Company to acquire a specific number of shares and may be suspended or discontinued at any time.

Treasury stock consists of ADS repurchased by the Group under these three plans. In October 2013, US$45.5 million convertible senior notes issued in 2012 was early converted and 588,219 shares of repurchased treasury stock were delivered to bond holders.  As of December 31, 2013, the Company had 3,777,087 shares treasury stock at total cost of US$256 million. Treasury stock is accounted for under the cost method.

Segment reporting

Segment reporting

The Company operates and manages its business as a single segment. In accordance with“Disclosures about Segment of an Enterprise and Related Information”, the Company’s chief operating decision-maker has been identified as the CEO, who reviews operating results to make decisions about allocating resources and assessing performance for the entire company. Since the Company operates in one reportable segment, all financial segment and product information required by this statement can be found in the Consolidated Statements.

The Company primarily generates its revenues from customers in Great China Area, and assets of the Company are also located in Great China Area. Accordingly, no geographical segments are presented.

Reclassifications

Reclassifications

Certain reclassifications have been made to the prior year’s consolidated financial statements to conform to the current year’s presentation and had no impact on net income/(loss) or total shareholders’ equity.

Recent accounting pronouncements

Recent accounting pronouncements

In July 2012, the FASB issued ASU 2012-02, “Intangibles — Goodwill and Other: Testing Indefinite Lived Intangible Assets for Impairment”. The Update applies to all entities, both public and nonpublic, that have indefinite-lived intangible assets, other than goodwill, reported in their financial statements. Per the Update, an entity has the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012.  The assessment of qualitative factors is optional and at our discretion, the Group bypassed the qualitative assessment as of December 31, 2013 and performed the first step of the quantitative goodwill and intangible assets impairment test.

In February 2013, the FASB issued ASU 2013-02, “Comprehensive Income: Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”. This Update does not change the current requirements for reporting net income or other comprehensive income in financial statements. However, this Update requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. This Update is effective prospectively for reporting periods beginning after December 15, 2012 for public entities. The Company adopted ASU 2013-02 effective January 1, 2013. Such adoption did not have a material effect on the Company’s financial position or results of operations.

In March of 2013, the FASB issued ASU 2013-05, “Foreign Currency Matters (Topic 830), Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity.” The amendments clarify the applicable guidance for the release of the cumulative translation adjustment when 1. an entity ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity; 2. there is a loss of a controlling financial interest in a foreign entity or a step acquisition involving an equity method investment that is a foreign entity; and 3. sales or transfers of a controlling financial interest within a foreign entity is the same irrespective of whether the sale or transfer is of a subsidiary or a group of assets (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) that is a nonprofit activity or business.  The amendments are effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The amendments should be applied prospectively to derecognition events occurring after the effective date. Prior periods should not be adjusted. If an entity elects to early adopt the amendments, it should apply them as of the beginning of the entity’s fiscal year of adoption.  The Company does not expect ASU 2013-05 to have a significant impact on the Group’s consolidated result of operations and financial condition.

In March of 2013, the FASB issued ASU 2013-11, “Income Taxes (Topic 740) Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists”.  The amendment clarifies that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, except as follows. To the extent a net operating loss carryforward, a similar tax loss, or a tax credit carryforward is not available at the reporting date under the tax law of the applicable jurisdiction to settle any additional income taxes that would result from the disallowance of a tax position or the tax law of the applicable jurisdiction does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. The assessment of whether a deferred tax asset is available is based on the unrecognized tax benefit and deferred tax asset that exist at the reporting date and should be made presuming disallowance of the tax position at the reporting date. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The amendments should be applied prospectively to all unrecognized tax benefits that exist at the effective date.  The Company does not expect ASU 2013-11 to have a significant impact on the Group’s consolidated result of operations and financial condition.

Certain risks and concentration

Certain risks and concentration

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, short-term investment, accounts receivable, amounts due from related parties, prepayments and other current assets. As of December 31, 2011, 2012 and 2013, substantially all of the Company’s cash and cash equivalents, restricted cash and short-term investment were held in major financial institutions located in the PRC and in Hong Kong, which management considers to be of high credit quality. Accounts receivable are generally unsecured and denominated in RMB, and are derived from revenues earned from operations arising primarily in the PRC.

No individual customer accounted for more than 10% of net revenues for the years ended December 31, 2011, 2012 and 2013. No individual customer accounted for more than 10% of accounts receivable as of December 31, 2012 and 2013.